UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 8, 2012, First Community Bancshares, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the Company’s announcement that its wholly owned subsidiary, First Community Bank (the “Bank”) had entered into a Purchase and Assumption agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”) to acquire substantially all of the assets and assume substantially all of the liabilities of Waccamaw Bank (“Waccamaw”), headquartered in Whiteville, North Carolina.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the disclosure provided in the Original Report to disclose additional information required with respect to the disclosures provided in Item 2.01 and Item 7.01. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged. All financial and other numeric measures of Waccamaw, as described in this Amendment, are based upon information as of June 8, 2012, and may be subject to change. In addition, the fair values of acquired loans and other real estate remains subject to finalization and revision by the Bank in accordance with accounting guidance on business acquisitions.

Item 1.01 Entry into a Material Definitive Agreement

The information provided under Item 2.01, “Completion of Acquisition or Disposition of Asset,” is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 8, 2012 (the “Closing Date”), the Bank entered into an Agreement with the FDIC and with the FDIC, as receiver, pursuant to which the Bank acquired certain asset and assumed certain liabilities of Waccamaw. A copy of the Agreement is attached as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 8, 2012, the Company issued a press release announcing that the Bank had purchased and assumed certain assets and liabilities from the FDIC as receiver of Waccamaw. A copy of the press release and related investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and incorporated herein by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d)    The following exhibit is included with this report:

Exhibit No.	Exhibit Description

2.1	Purchase and Assumption Agreement dated as of June 8, 2012, by and among the Federal Deposit Insurance Corporation, Receiver of Waccamaw Bank, Whiteville, North Carolina, the Federal Deposit Insurance Corporation, and First Community Bank.

99.1	Press Release dated June 8, 2012 (1)

99.2	Investor Presentation dated June 8, 2012 (1)

(1) Previously filed with the Original Report

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	June 12, 2012	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer

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